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                                                                   EXHIBIT 23.1



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 29, 1999, included in Catalina Marketing Corporation's Form 10-K for the year ended March 31, 1999, and to all references to our firm included in this registration statement.



                                             /s/ ARTHUR ANDERSEN LLP

Tampa, Florida
  September 3, 1999